Exhibit 99.1

CONTACT: REGIS CORPORATION:
Mark Fosland - SVP, Finance and Investor Relations
(952) 806-1707

For Immediate Release

REGIS ANNOUNCES CAPITAL ALLOCATION POLICY AND NOTE PLACEMENT

MINNEAPOLIS, December 4, 2013 — Regis Corporation (NYSE: RGS), a leader in the hair care industry, whose primary business is owning, operating and franchising hair salons, today announced implementation of a new capital allocation policy.  As part of this new policy, the Company also announced that it has issued $120 million aggregate principal amount of 5.75% Senior, Unsecured Notes due 2017 (the “Notes”).

Dan Hanrahan, President and Chief Executive Officer commented, “Over the past year, we have largely reconstituted our management team and Board of Directors.  One of the higher priorities of our new leadership was to evaluate our capital allocation strategy.  Following this review, and the development of a new capital allocation strategy, I want to communicate Regis’ new strategy and properly level set our shareholders on how Regis intends to deploy capital prospectively.”

Three key principles underlie this new strategy:

•                  Preserve a strong balance sheet and enhance operating flexibility.

•                  Prevent unnecessary dilution so that the benefits of future value creation accrue to existing shareholders.

•                  Deploy capital to the highest and best use by optimizing the tradeoff between risk and after-tax returns.

The first principle is to preserve a strong balance sheet.  While maintaining a strong balance sheet will be an ongoing priority, the Company intends to retain excess capital during the ongoing transformational turnaround.  Issuance of the Notes is consistent with this principle as they provide considerable incremental liquidity at attractive borrowing rates.  Furthermore, they do not limit Regis’ future operating flexibility, as covenants are minimal and the Notes do not require payments of principal until they mature in 2017.  When combined with Regis’ $204 million cash balance reported as of September 30, 2013, the Notes provide significant liquidity for the Company to execute its turnaround strategy.  Once the business stabilizes, excess capital will be directed to its highest and best use to maximize shareholder value.

The second principle is to prevent unnecessary dilution.  While no definitive decisions have been made, the Company intends to use the proceeds from the Notes to refinance a portion of Regis’

$172.5 million convertible debt maturing in July 2014.  Doing so could prevent dilution to existing shareholders that would have occurred upon conversion of the debt.

The third principle is to deploy capital to its highest and best use.  Once we stabilize the business, the default use of capital will be share repurchases at reasonable prices, leveraging the $58 million available under existing share repurchase authorizations and future share repurchase authorizations as approved by the Board of Directors from time to time.  As a result, the benchmark for evaluating excess capital deployment will be expected risks and returns associated with purchasing Regis stock.  The preferred use of capital, however, will be to grow the business by reinvesting in salons where expected returns provide attractive rewards relative to risks taken.  All other discretionary projects will be evaluated against the new benchmark of share repurchases.

Management also reviewed the existing dividend policy in light of the Company’s new capital allocation principles and determined that paying dividends is not the best use of excess capital relative to the new benchmark.  While dividends are a viable option for some companies, management believes the best return on capital is through purposeful reinvestment into the business and share repurchases at reasonable prices.  The Company believes a revitalized Regis will have attractive absolute return projects for which this capital will be more efficiently utilized.  As a result of this capital allocation and related share repurchase strategy, the Board of Directors has elected to discontinue the regular quarterly dividend.

Mr. Hanrahan concluded, “I am confident that our strategic changes and our new capital allocation philosophy position Regis to execute its turnaround plan, provide options with respect to capital deployment, and ensure that we maximize value to our shareholders during our turnaround and our subsequent growth.”

The Notes have been offered in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D as promulgated by the Securities Exchange Commission under the Securities Act.  The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This announcement of the private placement of the Notes does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offering, solicitation, or sale would be unlawful.

About Regis Corporation

Regis Corporation is a leader in beauty salons and cosmetology education. As of September 30, 2013, the Company owned, franchised or held ownership interests in 9,752 worldwide locations. Regis’ corporate and franchised locations operate under concepts such as Supercuts, SmartStyle, MasterCuts, Regis Salons, Sassoon Salon, Cost Cutters and Cool Cuts 4 Kids. Regis maintains ownership interests in Empire Education Group in the U.S. and the MY Style concepts in Japan. For additional information about the Company, including a reconciliation of certain non-GAAP financial information and certain supplemental financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link: http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate,” and “plan.” Examples of forward-looking statements include, among others, the statements regarding the Company’s significant liquidity available to execute against its operational turnaround strategy and the statements regarding the Company’s belief that the Senior Notes do not limit the Company’s operating flexibility. In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include the impact of significant initiatives and changes in our management and organizational structure; negative same-store sales; the success of our stylists and our ability to attract and retain talented stylists; the effect of changes to healthcare laws; changes in regulatory and statutory laws; the Company’s reliance on management information systems; competition within the personal hair care industry, which remains strong, both domestically and internationally; changes in economic conditions; the continued ability of the Company to implement cost reduction initiatives; certain of the terms and provisions of the outstanding convertible notes; failure to optimize our brand portfolio; the ability of the Company to maintain satisfactory relationships with certain companies and suppliers; financial performance of our joint ventures; changes in interest rates and foreign currency exchange rates; changes in consumer tastes and fashion trends; our ability to protect the security of personal information about our guests; or other factors not listed above. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2013. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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